EXHIBIT 99

                               CERTIFICATION UNDER
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     To my knowledge, this Annual Report on Form 10-K/A for the year ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.



                                     By:/s/ John D. Doherty
                                        --------------------------------------
                                        John D. Doherty
                                        President and Chief Executive Officer



                                     By:/s/ Michael K. Devlin
                                        --------------------------------------
                                        Michael K. Devlin
                                        Senior Vice President, Treasurer
                                        and Chief Financial Officer


Date:  July 29, 2003



A signed original of this written statement required by Section 906 or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to Central Bancorp, Inc. and will be retained by Central Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.